UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2020
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Cohen & Steers, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32236	14-1904657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue, New York, NY 10017
(Address of principal executive offices) (Zip Code)
(212) 832-3232
(Registrant's telephone number, including area code)

_________________________________________ (Former Name or Former Address, if Changed Since Last Report)
  ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CNS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 7, 2020, Cohen & Steers, Inc. (the “Company”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”). Each shareholder of record of common stock of the Company as of March 12, 2020 was entitled to vote at the Annual Meeting. Each shareholder was entitled to one vote per share of common stock. A total of 43,655,715 shares of common stock (91.41% of all such shares entitled to vote at the Annual Meeting) were present or represented by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected the nine director nominees to the board of directors of the Company to serve until the 2021 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and (iii) approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. Set forth below are the final voting results with respect to each matter submitted to a vote of the shareholders.

(i) Election of director nominees:

	Aggregate Votes
Nominees	For	Against	Abstain	Broker Non-Votes
Martin Cohen	41,023,523	742,182	9,819	1,880,191
Robert H. Steers	41,596,407	175,011	4,106	1,880,191
Joseph M. Harvey	40,675,113	1,090,590	9,821	1,880,191
Reena Aggarwal	41,206,271	565,144	4,109	1,880,191
Frank T. Connor	39,520,967	2,250,449	4,108	1,880,191
Peter L. Rhein	41,078,967	692,448	4,109	1,880,191
Richard P. Simon	41,475,411	296,005	4,108	1,880,191
Dasha Smith	41,520,676	250,437	4,411	1,880,191
Edmond D. Villani	41,717,248	53,865	4,411	1,880,191

(ii) Ratification of appointment of Deloitte & Touche LLP:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
43,444,797	202,700	8,218	N/A

(iii) Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
37,457,207	4,297,853	20,464	1,880,191

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date: May 12, 2020	By:	/s/ Brian Heller
Name: Brian Heller Title: Senior Vice President, Corporate Counsel and Assistant Secretary